Exhibit 99.1

Gramercy Capital Corp. 2006 Annual Investor Conference

Forward Looking Statement Except for historical information contained herein, the statements in this presentation regarding the Company’s business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads, and conditions in the commercial real property and financial markets. Those and other risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission including the Company’s most recent Form 10-K, 10-Q, and Registration Statements on Form S-11 and S-3. We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only, and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security. Questions? Robert R. Foley Heidi Gillette Please Contact: Chief Financial Officer Investor Relations Gramercy Capital Corp. Gramercy Capital Corp. 420 Lexington Avenue, 19th Floor 420 Lexington Avenue, 19th Floor New York, NY 10170 New York, NY 10170 Tel: 212-297-1002 Tel: 212-297-1002 bob.foley@gramercycapitalcorp.com heidi.gillette@gramercycapitalcorp.com

Bulgaria? USA BULGARIA

Marc Holliday President & Chief Executive Officer Bob Foley Chief Financial Officer Hugh Hall Chief Operating Officer Today’s Speakers

MarketLeadership 30.3% Newcastle Inv. Corp. 9. 37.4% Capital Lease 8 44.6% Anthracite Capital Inc. 7. 45.2% iStar Financial Inc. 6. 69.2% RAIT Investment Trust 5. 81.8% Arbor Realty Trust 4. 106.7% NorthStar Realty 3. 111.9% Gramercy Capital Corp 2. 116.8% Capital Trust 1. Total Return IPO – December 1, 2004 Source: SNL

Creating Value



Share Price YTD
Dividends Per Share
Assets (in Billions)
$15.00
$27.87
$0.15
$0.50
$0.22
$0.60
$0.35
$0.80
$0.45
$1.35
$0.475
$1.50
$0.50
$1.80
$0.51
$2.00
$0.51
$2.50
$0.56
$2.60(e)
2004
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06

(e) Management Estimate

Delivering Substantial Total Return Total Return Since August 2004: 112% Source: SNL

Integrated Business Platform

Marc Holliday
President & Chief Executive Officer

Andrew Mathias	Hugh Hall	Bob Foley	Greg Hughes	Andrew Levine
Chief Investment Officer	*Chief Operating Officer*	*Chief Financial Officer*	*Chief Credit Officer*	*Compliance Officer/ Corp. Secretary*

Origination	Asset Management	Capital Markets & CDO Management	Transaction Counsel	Finance & Accounting	Investor Relations
(15) GKK (4) SLG	(3)	(3)	(1)	(4)	(1)

Growing Business Platform


Legal
Capital Markets
Asset Management
Finance & Accounting
Direct Origination
1 1 5
1 2 2 2 10
1 3 3 4 15
2004
2005
2006
(Number of Employees)

Coast to Coast Coverage NY Office: 10 Added in 2006 LA Office: 3 Added in 2006

Objectives: Enhance Direct Origination Platform Originate $1.0+ Billion of New Investments Uphold Credit Discipline Grow Net Lease Investment Activity Execute Second Gramercy CRE CDO Continue Best-In-Class Performance: FFO 10%+ EPS 10%+ Total Assets $2.0+ Billion 2006 Scorecard Results: Added 13 Employees in NYC & CA Originated $2.1B of New Investments No Losses; Held Constant Last Dollar at Risk Added a $117M Net Lease Investment; Monetized a FY2005 Net Lease Investment Issued $1.0B Gramercy Real Estate CDO 2006-1 Delivered Superior FFO/Earnings Growth 1: FFO 35% 2 11% 3 EPS 41% 2 18% 3 Total Assets $2.6+ Billion (estimate) 1Based on First Call consensus estimates 2 FY06 vs FY05 3 FY06 vs 4Q05 (annualized)

Penetrate targeted markets using enlarged direct origination teams in NYC and LA Enhance asset management platform Originate selective/opportunistic debt and equity investments in correcting markets Optimize net lease portfolio Maintain credit discipline Establish funds management business Drive dividend and share price 2007 Objectives

Components of Leveraged Return



600
500
400
300
200
100
0
Spread to 1-Month LIBOR
85%
80%
75%
70%
65%
60%
55%
50%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
Corporate Leverage
Asset Yields
Cost of Funds

Source: SEC Filings, Management Records

Growth in Loan Portfolio Geography ($ in Millions)West South Midwest Various Northeast Source: SEC Filings, Company Records, Management Records Southwest $27$86$90$208$342$7911Q06$94$240$586$939$2053Q06$30$75$88$259$378$4644Q05$20$66$118$206$894$3512Q06 $20 $23 $108 $104 $252 $429 3Q05

Growth in Loan Portfolio Property Type ($ in Millions) MultifamilyLand-Resi Land-Comm Other Condo Hotel Retail Office (CBD)Office (Suburban)Source: SEC Filings, Management Reports $133$252$283$8913Q06$126$145$229$5694Q05$89$63$509$1783Q05$105$219$240$8562Q06 $123 $225 $726 1Q06

Growth in Loan Portfolio


Form of Investment
($ in Millions)
$25
$50
$75
$165
$24
$126
$400
$656
$24
$193
$439
$888
$24
$125
$453
$1,054
$56
$256
$386
$1,365
3Q05
4Q05
1Q06
2Q06
3Q06
Preferred Equity
Mezzanine
Subordinate
Whole Loan

Source: SEC Filings, Management Records

Components of Net Portfolio Growth



Syndications & Sales
Repayments
Origination
Total Loan Assets
Avg Net Production
($ in Millions)
($ in Billions)
700
600
500
400
300
200
100
0
2.8
2.3
1.8
1.3
0.8
0.3
-0.2
3Q05
4Q05
1Q06
2Q06
3Q06

Portfolio Credit Quality & Performance Debt Service Coverage 23%8%12%20%36%4%1%10%12%65%8%0%20%40%60%80%100%0.00 - 0.991.00 - 1.241.25 - 1.491.50 - 1.741.75 - 1.992.00 -Above% of Portfolio3Q053Q06

Leading CRE CDO Issuer 26.50 4,200 Covenant Actual* (as of 9/30/06) Covenant Actual 20.00 3,700 275 Minimum WAS 220 27.05 Herfindahl Index N/A* 3,006 WARF N/A* 2035 Rated Final Maturity 2041 64 bps Total Spread through BBB- 55 bps 15 bps Transaction Cost (7.5 year life) 18 bps 49 bps WAS through BBB- 37 bps 7/14/05 Closing Date 8/24/06 59.0% First Mortgage Loans 71.3% $1,000 Total $1,000 189.50 Non- Investment Grade & Equity 96.25 $810.50 Investment Grade $903.75 CDO I CDO II CDO II currently in “Ramp Up”- Collateral Quality Tests not applicable until effective date in May 2007. Source: SEC Filings, Management Records.

Sustainable Leveraged Returns to Equity 13.91% 12.70% 18.70% 16.44% Discount Margin 72.01% 69.01% 86.59% 84.38% Leverage 307bps 308bps 209bps 213bps Net Interest Margin 154bps 164bps 105bps 109bps WA Cost of Debt 461bps 472bps 314bps 322bps WAS 3Q06 1Q06 3Q06 1Q06 Subordinate Debt First Mortgage Property Type Source: SEC Filings, Company Records

Composition of FFO

	FY05		FY06
Net Interest Income	1.90	Substantial loan growth, moderating asset yields, reduced COF, increased corporate leverage.	2.93
Trading Gains	0.34	-Sold $333.7M in FY06 vs. $212.6M in FY05; sold 75% of CTL investment	0.39
Other Income	0.33	Sale of 75% of 200 Franklin resulting in lower rental income	0.31
CTL Business	0.18	Full year effect of OMA offset by sale of 75% of 200 Franklin	0.20
Management Fees	(0.57)	May 2006 common equity offering, Jan 2006 TPS issuance, CDO fees, and higher Incentive Fees earned	(0.93)
MG&A	(0.37)	Improved efficiencies and benefits of scale	(0.47)
Loan Loss Reserve	(0.05)	Net effect of new reserves offset by reversals on repaid loans	(0.04)
	$1.76		$2.39

Risk/Return Asset Leverage Dividend Yield Source: SEC Filings, Management Estimates

Implied Share Price

Dividend Yield	FY 2007 DPS (1)	Implied GKK Value per Share
7.25%	$2.44	$33.66
7.00%	$2.44	$34.86
6.75%	$2.44	$36.15
6.50%	$2.44	$37.54

(1) FY07 First Call Consensus Estimate

Dividend Coverage



$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
EPS
FFO
DPS
$0.15
$0.15
$1.51
$1.76
$2.13*
$2.39*
FY04
FY05
FY06

* First Call consensus

Dividend $2.35 - $2.45 EPS per share $2.38 - $2.48 FFO per share $2.65 - $2.75 Net Loan Growth $600M +/- Funds Under Management $300M 2007 Guidance

Q & A Gramercy Capital Corp.